                                                                 EXHIBIT (5)(A)

MULTIOPTION ANNUITIES
INDIVIDUAL VARIABLE ANNUITY APPLICATION

MINNESOTA LIFE INSURANCE COMPANY - A Securian Company                              Fax 651-665-7942   LOGO OF [MINNESOTA LIFE]
Securian Annuity Services . A1-9999                                                1-800-362-3141
400 Robert Street North . St. Paul, Minnesota 55101-2098                           www.securian.com
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


                     1.CONTRACT TYPE

                     [_] Guide B           [_] Extra
-----------------------------------------------------------------------------------------------------------------------------
                     2. PLAN TYPE

                     [_] Traditional IRA - Tax year                                [_] Non-Qualified
                     [_] Roth IRA - Tax year                                       [_] Inherited 1035 Exchange - Relationship
                     [_] SEP IRA - Tax year                                        [_] Under the      (state) UTMA/UGMA
                     [_] Inherited IRA - Relationship
-----------------------------------------------------------------------------------------------------------------------------

                     3. OWNER
For UTMA/UGMA enter
custodian's          Individual name (first, middle initial, last, suffix),
information here.    trust title, or entity
                                                                                   [_] Male     [_] Female        [_] Entity


For TRUSTS: Only     Date of birth or date of trust          Tax I.D. (SSN or TIN)
provide the title                                                                  US citizen:  [_] Yes           [_] No
of the trust. Do     Physical address (no P.O. Boxes)
not include the
name of the trustee. City                                                          State        Zip code

                     Mailing Address (if different than physical address)          City         State             Zip code

                     Email address                                                              Telephone number

-----------------------------------------------------------------------------------------------------------------------------

                     4. JOINT OWNER (IF APPLICABLE)

                     Individual name (first, middle initial, last, suffix)
                                                                                   [_] Male     [_] Female
                     Date of birth         Tax I.D. (SSN)    Relationship to owner
                                                                                   US citizen:  [_] Yes           [_] No
                     Physical address (no P.O. Boxes)

                     City                                                          State        Zip code

                     Mailing Address (if different than physical address)          City         State             Zip code

                     Email address                                                              Telephone number

-----------------------------------------------------------------------------------------------------------------------------

BARCODE                                                                BARCODE
IAN000064                                                                    1

ICC17-70332                Application - Page 1 of 7

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                5. ANNUITANT

Complete only   Individual name (first, middle initial, last, suffix)
if the
individual
annuitant is
not the same                                                                                     [_] Male   [_] Female
as owner.       Date of birth              Tax I.D. (SSN)               Relationship to owner
                                                                                               US citizen:  [_] Yes  [_] No
For UTMA/UGMA,
enter minor's
information     Physical address (no P.O. Boxes)
here.
                City                                                                    State               Zip code

                Mailing Address (if different than physical address)  City                                  State       Zip code

                Email address                                                          Telephone number

---------------------------------------------------------------------------------------------------------------------------------

                6. JOINT ANNUITANT (IF APPLICABLE)
Complete only
if the joint
annuitant is
not the same
as the joint    Individual name (first, middle initial, last, suffix)
owner.                                                                                                      [_] Male   [_] Female
                Date of birth              Tax I.D. (SSN)               Relationship to owner
If IRA and                                                                                     US citizen:  [_] Yes  [_] No
selecting a
Joint Living
Benefit Rider,
do not list
Joint
Annuitant.
Instead, list   Physical address (no P.O. Boxes)
spouse as sole
beneficiary.    City                                                                    State               Zip code

                Mailing Address (if different than physical address)  City                     State                     Zip code

                Email address                                                          Telephone number

---------------------------------------------------------------------------------------------------------------------------------
                7.BENEFICIARY(IES) **UNLESS OTHERWISE INDICATED, ALL DESIGNATED BENEFICIARIES
Primary           WILL BE CONSIDERED PRIMARY BENEFICIARIES WITH EQUAL SHARES.**
beneficiary
designations
must
total 100%.     Name
                                                                                               [_] Male [_] Female [_] Entity
Contingent      Date of birth or date of trust                            Tax I.D. (SSN or TIN)
beneficiary
designations
must total
100%.           Relationship to owner                                     Type of beneficiary               Percentage
                                                                          [_] Primary   [_] Contingent                %
For TRUSTS:     Address                              City                               State     Zip code
Only provide
the title of
the trust. Do
not include
the name of
the trustee.    Email address                                                          Telephone number

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

BARCODE                                                                BARCODE
IAN000064                                                                    1

ICC17-70332                Application - Page 2 of 7

         Name                                                          [_] Male  [_] Female  [_] Entity

         Date of birth or date of trust          Tax I.D. (SSN or TIN)

         Relationship to owner                   Type of beneficiary                     Percentage
                                                 [_] Primary   [_] Contingent                     %
         Address                                 City                  State             Zip code

         Email address                           Telephone number

         Name                                                          [_] Male  [_] Female  [_] Entity

         Date of birth or date of trust          Tax I.D. (SSN or TIN)

         Relationship to owner                   Type of beneficiary                     Percentage
                                                 [_] Primary   [_] Contingent                     %
         Address                                 City                  State             Zip code

         Email address                           Telephone number

         Name                                                          [_] Male  [_] Female  [_] Entity

         Date of birth or date of trust          Tax I.D. (SSN or TIN)

         Relationship to owner                   Type of beneficiary                     Percentage
                                                 [_] Primary   [_] Contingent                     %
         Address                                 City                  State             Zip code

         Email address                           Telephone number

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         8. SPECIAL INSTRUCTIONS









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

BARCODE                                                                BARCODE
IAN000064                                                                    1

ICC17-70332                         Application - Page 3 of 7


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
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                      9. OPTIONAL LIVING BENEFIT RIDERS (ADDITIONAL CHARGES APPLY - SEE PROSPECTUS)
Issue age min/max:    Please choose only one from the rider list below:
Ascend          45/80
Core Flex       45/80 GLWB RIDERS:
Summit          55/80   [_] MyPath Ascend 2.0 - Single (not available with a death benefit rider)
Value           35/80   [_] MyPath Ascend 2.0 - Joint (not available with a death benefit rider)
Plus 90          0/80   [_] MyPath Core Flex - Single
                        [_] MyPath Core Flex - Joint
                        [_] MyPath Summit - Single (not available with a death benefit rider)
If selecting a joint    [_] MyPath Summit - Joint (not available with a death benefit rider)
option on a             [_] MyPath Value - Single
qualified plan, the     [_] MyPath Value - Joint
spouse must be the
sole primary          GMAB RIDERS:
beneficiary.            [_] SureTrack Plus 90 (not available with a death benefit rider)
-----------------------------------------------------------------------------------------------------------------------------
                      10. OPTIONAL DEATH BENEFIT RIDERS (ADDITIONAL CHARGES APPLY - SEE PROSPECTUS)
Issue age max:        IF YOU ARE ELECTING EITHER THE MYPATH CORE FLEX OR MYPATH VALUE RIDER AND
                      WISH TO ELECT AN OPTIONAL DEATH BENEFIT UNDER THE RIDER, YOU MAY SELECT THE
                      OPTION BELOW:
MyPath HA          70   [_] MyPath Highest Anniversary Death Benefit**
PDB II             75       ** The corresponding single or joint Death Benefit rider will be added
HAV II             75          to your contract based on the rider chosen.
EEB II             75
PPDB               70
                      IF YOU ARE NOT ELECTING A RIDER FROM THE OPTIONAL LIVING BENEFIT RIDERS
                      SECTION, AND WISH TO ELECT AN OPTIONAL DEATH BENEFIT RIDER(S), YOU MAY CHOOSE
                      FROM THE OPTIONS BELOW:
                        [_] Premier II Death Benefit (PDB II)
                        [_] Highest Anniversary Value II Death Benefit (HAV II)
                        [_] Estate Enhancement Benefit II (EEB II)
                        [_] Premier Protector Death Benefit (PPDB)*

Note: Premier               *  To elect the Premier Protector Death Benefit, both Owner(s) and
Protector is not               Annuitant(s) must be able to answer `No' to both of the following
available with                 questions:
MultiOption Extra.
                        [_] Yes        [_] No     Are you currently residing in a nursing home or skilled
Premier Protector is                              nursing facility?
not available in the    [_] Yes        [_] No     Are you currently unable to perform, without
states of HI, IL,                                 assistance, one or more of the activities of daily
MA, MO, VA, WA.                                   living (bathing, continence, dressing, toileting,
                                                  eating, and transferring)?

-----------------------------------------------------------------------------------------------------------------------------
                      11. STATEMENT REGARDING EXISTING POLICIES OR ANNUITY CONTRACTS
If yes, a State       Do you have any existing life insurance or annuity contracts?                  [_] Yes       [_] No
Replacement form      Will the contract applied for replace or change an existing
must be signed and    life insurance or annuity contract? If yes, complete the                       [_] Yes       [_] No
dated with the same   section below.
date as the
application in most
states.
                      -------------------------------------------------------------------------------------------------------
                                                                                POLICY/CONTRACT                     YEAR
                          COMPANY NAME               LIFE/ANNUITY                    NUMBER                        ISSUED
                      -------------------------------------------------------------------------------------------------------
                      -------------------------------------------------------------------------------------------------------
                      -------------------------------------------------------------------------------------------------------
                      -------------------------------------------------------------------------------------------------------
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

BARCODE                                                                BARCODE
IAN000064                                                                    1

ICC17-70332               Application - Page 4 of 7

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                  12. PURCHASE PAYMENT METHOD
Minimum purchase
payment is        Approximate amount $      Purchase Payment submitted via:
$10,000.
                  [_] Check with Application
Make checks       [_] Client initiated Rollover
payable to        [_] Direct Transfer/Rollover
Minnesota Life.   [_] 1035 Exchange
                  [_] Non-Qualified Transfer

------------------------------------------------------------------------------
                  13. NOTICE TO APPLICANT

                  Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.

------------------------------------------------------------------------------
                  14. ELECTRONIC PROSPECTUS AUTHORIZATION

                  [_] Yes [_] No If "Yes" is selected, please provide the owner's email address on page one.

                  I would like to receive electronic copies of the variable annuity and/or variable life insurance prospectus(es), privacy policies, underlying fund company prospectus(es) and supplements, underlying fund semiannual and annual reports and supplements rather than paper copies. I understand I will receive a communication directing me to the Minnesota Life internet website address where the documents will be available, be notified when new, updated prospectuses, privacy policies, reports and supplements for contracts become available, and continue to receive my statements in the mail. I understand and acknowledge that I have the ability to access the internet and will need Adobe
                  Acrobat Reader in order to view the documents, am responsible for any subscription fees an internet service provider might charge for internet access, (Minnesota Life does not charge a fee for electronic delivery), may request specific documents in paper form at any time without revoking this consent, and can revoke this consent at any time by calling Minnesota Life's Service Center at 1-800-362-3141 or writing to the address PO Box 64628, St.
                  Paul, MN 55164-0628. If I need to correct or change my email address, I will contact Minnesota Life at the previously stated telephone number or mailing address. I also understand that Minnesota Life will rely on my signature as consent to receive all of the above mentioned disclosure documents for all Minnesota Life products currently owned and any purchased in the future, until this consent is revoked.

------------------------------------------------------------------------------

BARCODE                                                                BARCODE
IAN000064                                                                    1

ICC17-70332                Application - Page 5 of 7

             15. OWNER SIGNATURES

             I UNDERSTAND THAT MINNESOTA LIFE IS NOT ACTING AS A FIDUCIARY OR OTHERWISE PROVIDING ME WITH
             INVESTMENT ADVICE.

             I ACKNOWLEDGE THAT I HAVE RECEIVED AND UNDERSTAND THE CURRENT PROSPECTUS. I UNDERSTAND THAT
             ALL PAYMENTS AND VALUES PROVIDED BY THIS CONTRACT, WHEN BASED UPON THE INVESTMENT EXPERIENCE
             OF A VARIABLE ANNUITY ACCOUNT, ARE VARIABLE, MAY INCREASE OR DECREASE AND ARE NOT GUARANTEED
             AS TO DOLLAR AMOUNT.

             If I am an active duty member of the United States Armed Forces (including active duty military reserve personnel), I confirm that this application was not solicited and/or signed on a military base or installation, and I have received from the registered representative the Military Personnel Financial Services Disclosure for Annuity Sales (form F72467)
             disclosure required by Section 10 of the Military Personnel Financial Services Protection Act.

             I/we represent that the statements and answers in this application are full, complete, and true to the best of my/our knowledge and belief. I/we agree that they are to be considered the basis of any contract issued to me/us. I/we have read and agree with the applicable statements. The representative left me/us the original or a copy of the written or printed communications used in this presentation.

             Contract owner's signature                                             Signed in (state)   Date
             X

             Joint contract owner's signature                                       Signed in (state)   Date
             X
-----------------------------------------------------------------------------------------------------------------------

             16. TO BE COMPLETED BY REPRESENTATIVE/AGENT

             [_] Yes  [_] No                    Do you have offices in or conduct business in the state of
                                                New York?

             [_] Yes  [_] No  [_] N/A           If yes, I certify I comply with the Minnesota Life Sales
                                                Activities Requirements for Advisors With Offices in or
                                                Conduct Business in New York.

             By signing this form, I certify that:

             1. The applicant's Statement Regarding Existing Policies or Annuity Contracts has been answered correctly to the best of my knowledge and belief.

             2. The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate to the best of my knowledge and belief.

             3. No written sales materials were used other than those furnished by the Home Office.

             4. I have provided the Owner with all appropriate disclosures including the Variable Buyer's
                Guide as applicable.

             5. If this application involved funds being allocated to/from an IRA or qualified plan - my recommendation was in compliance with ERISA and DOL regulations, including the appropriate prohibited transaction exemption(s).

             6. I believe the information provided by this client is true and accurate to the best of my knowledge and belief.

             COMPENSATION OPTIONS:
Please only  GUIDE B                            EXTRA
select one
option.      [_] A  [_] B  [_] C  [_] D  [_] E  [_] U  [_] U/T   [_] L

BARCODE                                                                BARCODE
IAN000064                                                                    1

ICC17-70332               Application - Page 6 of 7

                       Representative/agent name (print)        Representative/agent code
All representatives/
agents involved in                                                                                     %
this sale must sign    Representative/agent signature
this application.      X
                       Representative/agent name (print)        Representative/agent code
Representative/                                                                                        %
agent split must       Representative/agent signature
total 100%.            X
                       Representative/agent name (print)        Representative/agent code
                                                                                                       %
                       Representative/agent signature
                       X

---------------------------------------------------------------------------------------------------------

                       17. TO BE COMPLETED BY BROKER - DEALER (IF APPLICABLE)

                       Broker - dealer name

                       Signature of authorized dealer                                     Date
                       X
                       Principal signature                                                Date
                       X
                       Special note


BARCODE                                                                BARCODE
IAN000064                                                                    1

ICC17-70332            Application - Page 7 of 7